UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
January 13, 2025
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Waterford District Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2025, Sidney Lapidus, a member of the Board of Directors (the “Board”) of Lennar Corporation (the “Company”), notified the Board of his decision not to stand for re-election to the Board at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Mr. Lapidus currently serves as the Chair of the Independent Directors Transactions Committee of the Board. Mr. Lapidus’ current term on the Board is set to expire at the 2025 Annual Meeting, and he will continue to serve on the Board and as Chair of the Independent Directors Transactions Committee until that time. The Company previously appointed Armando Olivera as Lead Director, effective as of the conclusion of the Company’s 2024 Annual Meeting on April 10, 2024. Mr. Lapidus’ decision not to stand for re-election is not a result of any disagreement with the Company relating to the Company’s operations, policies or practices. In connection with Mr. Lapidus’ decision, the Board determined to reduce the size of the Board from eleven members to ten members, effective as of the expiration of Mr. Lapidus’ term.
Mr. Lapidus, a retired partner of Warburg Pincus LLC (“Warburg Pincus”)—a private equity investment firm where he was employed from 1967 until his retirement in 2007—joined the Board in 1997 in connection with the Company’s acquisition of Pacific Greystone Corporation and served as the Company’s Lead Director from 2005 to April 10, 2024. Mr. Lapidus’ extensive knowledge of business enterprises (including homebuilding companies) and corporate governance he gained as a partner at Warburg Pincus and as a director of a number of publicly- and privately-owned companies, as well as his leadership, experience and wisdom both in the position of Lead Director and as a director of the Company, have been invaluable to the Board and the Company. On behalf of the Company and the full Board, Stuart Miller, the Company’s Executive Chairman and Co-Chief Executive Officer, thanked Mr. Lapidus for his years of distinguished service, leadership and dedication to the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2024	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President and Chief Financial Officer